Exhibit 10.2

AMENDMENT NO. 4
TO
EMPLOYMENT AGREEMENT

AMENDMENT, dated March 28, 2014 (“Amendment”), made to the Employment Agreement dated as of March 31, 2008, as amended by Amendment No. 1 thereto effective as of December 31, 2008, Amendment No. 2 thereto effective as of December 16, 2009, and Amendment No. 3 thereto effective as of March 1, 2011 (together, the “Employment Agreement”), by and between Wyndham Worldwide Corporation, a Delaware corporation (the “Company”), and Geoff Ballotti (the “Executive”).
WHEREAS, the Company and the Executive have previously entered into the Employment Agreement and desire to amend the Employment Agreement as set forth below.
NOW, THEREFORE, effective as of the date first written above, the Employment Agreement is hereby amended as follows:
1.The second sentence of Section I of the Employment Agreement is hereby amended in its entirety and replaced with the following:
During the Period of Employment, the Executive shall serve as, Chief Executive Officer of Wyndham Hotel Group, LLC (the Company’s lodging business).
2.    The first sentence of Section II of the Employment Agreement is hereby amended in its entirety and replaced with the following:
The period of the Executive’s employment under this Agreement (the “Period of Employment”) shall begin on the Effective Date and shall end on March 31, 2017, subject to earlier termination as provided in this Agreement.
3.    From and after the date hereof, all references to the Employment Agreement shall mean the Employment Agreement as amended hereby. Except as expressly amended hereby, the Employment Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 3rd day of March 2014.
EXECUTIVE

/s/ Geoff Ballotti
Geoff Ballotti

WYNDHAM WORLDWIDE CORPORATION

By: /s/ Mary Falvey
Name:    Mary Falvey
Title:    Executive Vice President

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